EXHIBIT 9
                                                                       ---------

                             JOINT FILING AGREEMENT

         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

Dated:   October 18, 2005

                                        LEVCO ALTERNATIVE FUND, LTD.

                                        By: John A. Levin & Co., Inc.,
                                            its investment adviser


                                        By:  /s/ Glenn Aigen
                                            -----------------------------------
                                            Name:  Glenn Aigen
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


                                        PURCHASE ASSOCIATES L.P.

                                        By: Levco GP, Inc., its managing
                                            general partner


                                        By:  /s/ Glenn Aigen
                                            -----------------------------------
                                            Name:  Glenn Aigen
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


                                        PURCHASE ASSOCIATES II, L.P.

                                        By: Levco GP, Inc., its managing
                                            general partner


                                        By:  /s/ Glenn Aigen
                                            -----------------------------------
                                            Name:  Glenn Aigen
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


                                        ALVARADO CAPITAL PARTNERS, L.P.

                                        By: Levco GP, Inc., its managing
                                            general partner


                                        By:  /s/ Glenn Aigen
                                            -----------------------------------
                                            Name:  Glenn Aigen
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


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                                        LEVCO GP, INC.


                                        By:  /s/ Glenn Aigen
                                            -----------------------------------
                                            Name:  Glenn Aigen
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


                                        JOHN A. LEVIN & CO., INC.


                                        By:  /s/ Glenn Aigen
                                            -----------------------------------
                                            Name:  Glenn Aigen
                                            Title: Senior Vice President and
                                                   Chief Financial Officer



                                        BKF CAPITAL GROUP, INC.


                                        By:  /s/ Glenn Aigen
                                            -----------------------------------
                                            Name:  Glenn Aigen
                                            Title: Senior Vice President and
                                                   Chief Financial Officer